HENDERSON GLOBAL FUNDS

Henderson Japan Focus Fund
(formerly, Henderson Japan-Asia Focus Fund)

(the “Fund”)

Supplement dated July 19, 2011
to the Prospectus dated May 31, 2011

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus.

The “Fund Summaries-Henderson Japan Focus Fund-Investment Objective” section with respect to the Fund on page eight (8) of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Japan Focus Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of Japanese companies and secondarily through investment in equities of other Asian companies.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.